SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-12

Federated Premier Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

____________________________________________________________

2)	Form, Schedule or Registration Statement No.:

____________________________________________________________

3)	Filing Party:

____________________________________________________________

4)	Date Filed:

____________________________________________________________

Proxy Statement–Please Vote Today!
Federated Premier Municipal Income Fund
Federated Premier Intermediate Municipal Income Fund
Time is of the essence… Voting only takes a few minutes and your participation is important! Act now to help avoid additional expense.
Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (each, a “Fund” and together, the “Funds”) will hold a joint annual meeting of shareholders on September 9, 2016. It is important for you to vote. We recommend that you read the Proxy Statement in its entirety.
Please note that this Proxy Statement relates to a joint meeting of the Funds' shareholders. It is not a meeting of shareholders of Federated Investors, Inc.
Why am I being asked to vote?
The Funds' Common Shares are listed on the New York Stock Exchange (“NYSE”). The rules of the NYSE require that the Funds hold an annual meeting each year for the election of Trustees of each Fund.
What am I being asked to vote on?
The proposals include:
•	The election of Maureen Lally-Green and Thomas M. O'Neill as Class I Trustees of each Fund by each Fund's Common and Preferred Shareholders. The Board of Trustees of each Fund (each, a “Board” and together, the “Boards”) has nominated Ms. Lally-Green and Mr. O'Neill for these positions.
•	The election of Peter E. Madden and John S. Walsh as Trustees of each Fund by each Fund's Preferred Shareholders only. The Board of each Fund has nominated Messrs. Madden and Walsh for these positions.
How do I vote my shares?
To vote, you may complete and return the enclosed proxy card, or vote in person at the meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the election of the nominees named in this Proxy Statement.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Call your Investment Professional or Service Representative at 1-800-730-6001.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees of each Fund has unanimously nominated these individuals to serve on the Board. The Board of each Fund recommends that you read the enclosed materials carefully and vote FOR the election of the nominees.

FEDERATED PREMIER MUNICIPAL INCOME FUND
FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
NOTICE OF JOINT ANNUAL MEETING OF FUND SHAREHOLDERS
TO BE HELD SEPTEMBER 9, 2016
The Joint Annual Meeting of the shareholders of FEDERATED PREMIER MUNICIPAL INCOME FUND and FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND (each, a “Fund” and together, the “Funds”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on September 9, 2016, for the following purposes:
(1) To consider the election of Maureen Lally-Green and Thomas M. O'Neill as Class I Trustees of each Fund (Common and Preferred Shareholders).
(2) To consider the election of Peter E. Madden and John S. Walsh as Trustees of each Fund (Preferred Shareholders only).
(3) To transact such other business as may properly come before the meeting or any adjournment thereof.
The Board of Trustees has fixed June 30, 2016, as the record date for determination of shareholders entitled to vote at the meeting.
By Order of the Trustees
John W. McGonigle
Secretary
July 22, 2016
PLEASE NOTE THAT THIS PROXY STATEMENT RELATES TO A JOINT MEETING OF THE FUNDS' SHAREHOLDERS. IT IS NOT A MEETING OF SHAREHOLDERS OF FEDERATED INVESTORS, INC.
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
FEDERATED PREMIER MUNICIPAL INCOME FUND
FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
ABOUT THE PROXY SOLICITATION AND THE JOINT ANNUAL MEETING
The enclosed proxy is solicited on behalf of the Boards of Trustees (each a “Board” or “Trustees”) of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (each a “Fund” and together, the “Funds”). The proxies will be voted at the Joint Annual Meeting of Shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held on September 9, 2016, at 4000 Ericsson Drive, Warrendale, Pennsylvania, at 10:00 a.m. (Eastern time) (the “Joint Annual Meeting”).
The Joint Annual Meeting is scheduled as a joint meeting of the respective holders of common shares (the “Common Shareholders”) and preferred shares (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”) of the two Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the proposals set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the proposals by the Shareholders of one Fund will not affect the implementation of the proposals by the other Fund if the Proposals are approved by the Shareholders of the other Fund.
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Funds. Such persons will receive no additional compensation for making such solicitations. In the unlikely event that a quorum is not reached in a timely manner, the Funds may also employ Computershare as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Funds and is estimated to be approximately $500 for Federated Premier Municipal Income Fund and approximately $500 for Federated Premier Intermediate Municipal Income Fund. Solicitations by such persons may be by telephone, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming with the shareholder after the fact. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purposes of the Joint Annual Meeting are set forth in the accompanying Notice. Should other business properly be brought before the Joint Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy cards are expected to first be mailed on or about July 29, 2016, to shareholders of record at the close of business on June 30, 2016 (the “Record Date”). On the Record Date, the Funds had outstanding the following numbers of shares:
	Common Shares	Preferred Shares
Federated Premier Municipal Income Fund	6,187,032	2,147
Federated Premier Intermediate Municipal Income Fund	6,982,324	2,443
The classes of Fund shares listed in the table above are the only classes of shares currently authorized by each Fund.
The Funds' Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2015, was mailed to shareholders on or about January 29, 2016. A copy of the Annual Report will be furnished, without charge, to any shareholder of either Fund upon request by calling 1-800-730-6001. The Funds' Semi-Annual Report, which includes unaudited financial statements for the six months ended May 31, 2016, accompanies this proxy statement. The most recent shareholder reports also can be accessed from the “Products” section of the Federated Investors website at FederatedInvestors.com. The Funds' principal executive offices are located at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. The Funds' toll-free telephone number is 1-800-730-6001. Federated Investment Management Company (the “Adviser”) serves as the investment adviser for each Fund and Federated Administrative Services (the “Administrator”) serves as the administrator for each Fund. The address for both the Adviser and the Administrator is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

PROPOSAL #1–ELECTION OF MAUREEN LALLY-GREEN AND THOMAS M. O'NEILL AS CLASS I TRUSTEES OF EACH FUND (COMMON AND PREFERRED SHAREHOLDERS)

In accordance with each Fund's Amended and Restated Agreement and Declaration of Trust (each a “Declaration”), the Trustees elected by the Common Shareholders and Preferred Shareholders of each Fund have been divided into the following three classes (each a “Class”): Class I, whose term will expire at the Funds' 2016 annual meeting of Shareholders; Class II, whose term will expire at the Funds' 2017 annual meeting of Shareholders; and Class III, whose term will expire at the Funds' 2018 annual meeting of Shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, Shareholders will vote to elect Class I Trustees at the Joint Annual Meeting to serve for an approximately three-year term until the 2019 annual meeting and until their successors shall be duly elected and shall qualify. Each Fund's Declaration provides that a majority of the Trustees may fix the number of the entire Board and that such number shall be no less than 3 or more than 25. The Board will fix the appropriate number of Trustees from time to time. Proxies cannot be voted for a greater number of persons than the nominees named.
The following table summarizes, for both Funds, the nominees who will stand for election by both the Common Shareholders and Preferred Shareholders at the Joint Annual Meeting, the respective Class of Trustees to which they have been designated, and the expiration of their respective terms if elected:
Independent Trustees	Class	Expiration of Term if Elected*
Maureen Lally-Green	Class I	2019 Annual Meeting
Thomas M. O'Neill	Class I	2019 Annual Meeting
*	A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
The persons named as proxies intend to vote in favor of the election of Maureen Lally-Green and Thomas M. O'Neill as Class I Trustees of each Fund. Both of the nominees are presently serving as Trustees. Please see “Information about the Funds” for current biographical information about Ms. Lally-Green and Mr. O'Neill.
In the election of the Class I Trustees, the holders of each Fund's Common Shares and Preferred Shares will vote together as a single class, with each share being entitled to one vote. In the election of Class I Trustees for each Fund, the two nominees receiving the highest numbers of votes will be elected.
The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the election of these nominees.

PROPOSAL #2–ELECTION OF PETER E. MADDEN AND JOHN S. WALSH AS TRUSTEES OF EACH FUND (PREFERRED SHAREHOLDERS ONLY)

In accordance with each Fund's Declaration, at each annual meeting the Preferred Shareholders of each Fund, voting separately as a class, are entitled to elect two Trustees of each Fund. The two Trustees elected by the Preferred Shareholders at each annual meeting serve for an approximately one-year term until the next annual meeting and until their successors shall be duly elected and shall qualify. The Common Shareholders of the Funds do not have the right to vote with respect to the election of these two Trustees.
The following table summarizes, for both Funds, the nominees who will stand for election by the Preferred Shareholders at the Joint Annual Meeting, and the expiration of their respective terms if elected:
Independent Trustees	Expiration of Term if Elected*
Peter E. Madden	2017 Annual Meeting
John S. Walsh	2017 Annual Meeting
*	A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
The persons named as proxies intend to vote in favor of the election of Peter E. Madden and John S. Walsh as Trustees of each Fund. Both of the nominees are presently serving as Trustees. Please see “Information about the Funds” for current biographical information about Messrs. Madden and Walsh.

In the election of the two Trustees of each Fund to be elected by the Preferred Shareholders, the holders of each Fund's Preferred Shares will vote separately as a class, with each share being entitled to one vote. In the election of these Trustees for each Fund, the two nominees receiving the highest numbers of votes will be elected.
The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the election of these nominees.
INFORMATION ABOUT THE FUNDS
Proxies, Quorum and Voting at the Joint Annual Meeting
In each election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote in such election at a meeting at which a quorum is present, up to the number of Trustees to be elected in such election, shall be elected.
Only shareholders of record on the Record Date are entitled to vote at the Joint Annual Meeting. Each Common and Preferred Share of the Funds is entitled to one vote on all matters to be voted on by that class of shares. Fractional shares are entitled to proportionate shares of one vote. Shareholders do not have cumulative voting rights in the election of Trustees.
Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a later dated proxy or a written notice of revocation and submitting it to the Secretary of the Fund. In addition, although mere attendance at the Joint Annual Meeting will not revoke a proxy, a shareholder present at the Joint Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Joint Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the nominees named in this Proxy Statement.
In order to hold each Fund's annual meeting, a “quorum” of shareholders must be present. Holders of one-third of the total number of outstanding Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the two Trustees to be elected separately by the Preferred Shareholders. Holders of one-third of the total number of outstanding Common and Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the Class I Trustees and any other matter which is properly presented for action by the Shareholders at a Fund's annual meeting.
Votes cast by proxy or in person at the Joint Annual Meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether a quorum is present at the meeting. Abstentions and “broker non-votes” will be included for purposes of determining whether a quorum is present. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but: (a) voting instructions have not been received from the beneficial owners or persons entitled to vote; and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Abstentions and broker non-votes will not be counted as votes cast. Because each Fund requires a plurality of votes to elect each of the nominees, abstentions and broker non-votes will not have an effect on the outcome of Proposal 1 or Proposal 2. However, abstentions and broker non-votes will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.
If a quorum is not present for any proposal, the persons named as proxies may vote those proxies which have been received in favor of one or more adjournments of the Joint Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the votes cast by those shareholders present in person or by proxy, or by the Chairman of the Joint Annual Meeting. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes to constitute a quorum have been received.
All nominees named above have consented to continue to serve if elected. If any nominee named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate selected by the Nominating Committee of the Board. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.
About the Trustees
The following table provides a complete listing of the Funds' Board of Trustees. Only Ms. Lally-Green and Messrs. O'Neill, Madden and Walsh are nominees for election at the Joint Annual Meeting.

Board of Trustees
The Board of Trustees is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the Shareholders. The following tables give information about each Trustee and the senior officers of the Funds. Where required, the tables separately list Trustees who are “interested persons” of the Funds (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Federated Fund Complex consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and, except with respect to the Funds, serves for an indefinite term.
Qualifications of Interested Trustees
Individual Trustee qualifications are noted in the “Interested Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Interested Trustee: outstanding skills in disciplines that are particularly relevant to the role of Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and appropriate interpersonal skills to work effectively with other Trustees.
Interested Trustees Background and Compensation
Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Federated Premier Municipal Income Fund (FPMIF) and Federated Premier Intermediate Municipal Income Fund (FPIMIF) (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (calendar year 2015)	Year of Term Expiration
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: December 2002	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
	Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.	$0	$0	2017
John B. Fisher* Birth Date: May 16, 1956 TRUSTEE Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
	Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.	$0	$0	2018
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.

Qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background, Qualifications and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
•	Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
•	Desire and availability to serve for a substantial period of time, taking into account the Board's current mandatory retirement age for Independent Trustees of 75 years.
•	Possesses no conflicts which would interfere with qualifying as Independent Trustee.
•	Appropriate interpersonal skills to work effectively with other Independent Trustees.
•	Understanding and appreciation of the important role occupied by independent trustees in the regulatory structure governing regulated investment companies.
•	Diversity of background.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Other Directorships for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Federated Premier Municipal Income Fund (FPMIF) and Federated Premier Intermediate Municipal Income Fund (FPIMIF) (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (calendar year 2015)	Year of Term Expiration
John T. Collins Birth Date: January 24, 1947 TRUSTEE Began serving: January 2014	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
	Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr.Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).	$1,102.42 (FPMIF) $1,113.26 (FPIMIF)	$261,250	2017
G. Thomas Hough Birth Date: February 28, 1955 TRUSTEE Began serving: January 2016	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
	Qualifications: Mr. Hough served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association; he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.	$0 (FPMIF) $0 (FPIMIF)	$107,540.05	2018

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Other Directorships for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Federated Premier Municipal Income Fund (FPMIF) and Federated Premier Intermediate Municipal Income Fund (FPIMIF) (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (calendar year 2015)	Year of Term Expiration
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
	Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.	$1,102.42 (FPMIF) $1,113.26 (FPIMIF)	$261,250	2019+
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: December 2002	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.
Other Directorships Held: None.
	Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.	$1,360.87 (FPMIF) $1,374.24 (FPIMIF)	$322,500	2017+
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Other Directorships Held: None.
	Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).	$1,002.20 (FPMIF) $1,012.04 (FPIMIF)	$237,500	2018

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Other Directorships for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Federated Premier Municipal Income Fund (FPMIF) and Federated Premier Intermediate Municipal Income Fund (FPIMIF) (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (calendar year 2015)	Year of Term Expiration
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
	Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).	$1,102.42 (FPMIF) $1,113.26 (FPIMIF)	$261,250	2019+
P. Jerome Richey Birth Date: February 23, 1949 TRUSTEE Began serving: January 2014	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Other Directorships Held: None.
	Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board Member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).	$1,002.20 (FPMIF) $1,012.04 (FPIMIF)	$237,500	2017
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	$1,207.91 (FPMIF) $1,219.78 (FPIMIF)	$286,250	2017+
+	If elected.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees (“Committee”), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. Effective August 16, 2013, in the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. Directors/Trustees Emeritus appointed prior to August 16, 2013 are paid 20% of the annual base compensation. In addition, the Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund's most recently ended fiscal year and the portion of that fee paid by the Fund or Trust.1
1	The fees paid to each Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund's net asset at that time.
EMERITUS Trustees and Compensation
Trustee Emeritus	Compensation From FPMIF (past fiscal year)	Compensation From FPIMIF (past fiscal year)	Total Compensation Paid to Trustee Emeritus[1]
John F. Donahue Chairman Emeritus	$0.00	$0.00	$0.00
John T. Conroy, Jr.	$25.24	$27.53	$47,500.00
Nicholas Constantakis	$25.24	$27.53	$47,500.00
Robert J. Nicholson	$25.24	$27.53	$47,411.19
James F. Will	$25.24	$27.53	$47,500.00
Board Leadership Structure
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of either Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates, or (other than his position as a Trustee) with either Fund.
Board's Role in Risk Oversight
The Board's role in overseeing the Funds' general risks includes receiving performance reports for each Fund and risk management reports from Federated's Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Funds' Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Funds' financial reporting and valuation risks. The Audit Committee meets regularly with each Fund's Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership of Shares in the Funds and in the Federated Family of Investment Companies
Interested Board Member Name	Dollar Range of Shares Owned in FPMIF (as of June 30, 2016)	Dollar Range of Shares Owned in FPIMIF (as of June 30, 2016)	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies (as of December 31, 2015)
J. Christopher Donahue	Over $100,000	$50,001 - $100,000	Over $100,000
John B. Fisher	None	None	Over $100,000
Independent Board Member Name
John T. Collins	None	None	Over $100,000
G. Thomas Hough	None	None	$50,001 - $100,000
Maureen Lally-Green	None	None	Over $100,000
Peter E. Madden	None	None	Over $100,000
Charles F. Mansfield, Jr.	None	None	Over $100,000
Thomas M. O'Neill	None	None	Over $100,000
P. Jerome Richey	None	None	Over $100,000
John S. Walsh	None	None	Over $100,000
Officers of the Funds
The executive officers of the Funds are elected annually by the Board of Trustees. Each officer holds the office until qualification of his or her successor. The names and birthdates of the executive officers of the Funds and their principal occupations during the last five years are as follows:
Officers*
Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: December 2002	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Began serving: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: December 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Began serving: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER AND SENIOR VICE PRESIDENT Began serving: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
*	Officers do not receive any compensation from the Funds.
Share Ownership of the Funds
As of June 30, 2016, the following Trustee and/or Officer owned shares of the Funds:
Name	Position(s)	Fund/Class	Shares Owned
J. Christopher Donahue	President and Trustee	Federated Premier Municipal Income Fund–Common Shares	6,800
J. Christopher Donahue	President and Trustee	Federated Premier Intermediate Municipal Income Fund–Common Shares	6,800
Richard B. Fisher	Vice Chairman	Federated Premier Municipal Income Fund–Common Shares	46,616
As of June 30, 2016, no other officer or Trustee of the Funds beneficially owned any shares of either Fund. The officers and Trustees of the Funds collectively own less than 1% of each class of each Fund's outstanding shares.
As of June 30, 2016, to the best of the Funds' knowledge, the following persons owned of record 5% or more of the outstanding shares of the class of the Funds indicated:
Fund/Class	Name	Shares Owned
Federated Premier Municipal Income Fund–Common Shares	Cede & Co., New York, NY	6,159,143 (99.55%)
Federated Premier Intermediate Municipal Income Fund–Common Shares	Cede & Co., New York, NY	6,954,481 (99.60%)
The Funds received notice of filings on Schedule 13G indicating that a shareholder owned more than 5% of a class of the Fund's shares. The following is information relating to these shareholders:
Fund/Class	Name	Date of Filing	Shares Owned
Federated Premier Municipal Income Fund–Common Shares	First Trust Portfolios, L.P., Wheaton, Illinois First Trust Advisors, L.P., Wheaton, Illinois The Charger Corporation, Wheaton, Illinois	January 15, 2016	870,680 (14.08%)
Federated Premier Municipal Income Fund – Variable Rate Municipal Term Preferred Shares	Citibank, N.A., New York, NY	June 20, 2014	1,421 (100%)
Federated Premier Municipal Income Fund–Auction Market Preferred Shares	Bank of America Corporation, Charlotte, NC	January 13, 2012	618 (85.15%)
Federated Premier Municipal Income Fund–Auction Market Preferred Shares	Blue Ridge Investments, L.L.C., Charlotte, NC	January 13, 2012	521 (71.76%)
Federated Premier Municipal Income Fund–Auction Market Preferred Shares	Bank of America, N.A., Charlotte, NC	January 13, 2012	97 (13.36%)
Federated Premier Intermediate Municipal Income Fund – Common Shares	Karpus Investment Management, Pittsford, New York	February 12, 2016	1,151,613 (16.49%)
Federated Premier Intermediate Municipal Income Fund– Common Shares	First Trust Portfolios, L.P., Wheaton, Illinois First Trust Advisors, L.P., Wheaton, Illinois The Charger Corporation, Wheaton, Illinois	January 28, 2016	503,332 (7.21%)
Federated Premier Intermediate Municipal Income Fund – Variable Rate Municipal Term Preferred Shares	Citibank, N.A., New York, NY	June 20, 2014	1,847 (100%)
Federated Premier Intermediate Municipal Income Fund–Auction Market Preferred Shares	Bulldog Investors, Brooklyn Capital Management (Phillip Goldstein, Pleasantville, NY and Andrew Dakos, Saddle Brook, NJ)	April 15, 2011	524 (31.26%)
Federated Premier Intermediate Municipal Income Fund–Auction Market Preferred Shares	Bank of America Corporation, Charlotte, NC	March 12, 2010	545 (32.6%)
Federated Premier Intermediate Municipal Income Fund–Auction Market Preferred Shares	Bank of America, N.A., Charlotte, NC	March 12, 2010	140 (8.4%)
Federated Premier Intermediate Municipal Income Fund–Auction Market Preferred Shares	Blue Ridge Investments, L.L.C., Charlotte, NC	March 12, 2010	405 (24.2%)

Meetings of the Board
The Board of each Fund met six times during the fiscal year ended November 30, 2015 (“fiscal 2015”). Each Trustee attended at least 75% of the total number of meetings in fiscal 2015 of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee's service.
Committees of the Board
Executive Committee
The Executive Committee of each Fund currently consists of J. Christopher Donahue, Peter E. Madden and John S. Walsh. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of each Fund in such manner as the Executive Committee shall deem to be in the best interests of each Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. In fiscal 2015, the Executive Committee met on one occasion.
Audit Committee
The Audit Committee of each Fund currently consists of Maureen Lally-Green, John T. Collins, Thomas M. O'Neill and G. Thomas Hough. Mr. O'Neill is Chairman of the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated's website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are “independent,” as defined by the listing standards of the New York Stock Exchange. The Board has designated Messrs. Collins and O'Neill as audit committee financial experts.
The purpose of the Funds' Audit Committee is to oversee the accounting and financial reporting process of the Funds, their internal control over financial reporting, and the quality, integrity and independent audit of the Funds' financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds' independent auditors, acts as a liaison between the independent auditors and the Board and reviews the Funds' internal audit function. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Funds' auditors, legal counsel and responsible officers. In fiscal 2015, the Audit Committee met on eight occasions.
A report of the Audit Committee is attached as Exhibit A to this Proxy Statement.
Nominating Committee
The Nominating Committee of each Fund currently consists of all of the Fund's Independent Trustees, as identified in the table above. Mr. Madden serves as Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated's website at FederatedInvestors.com. The Board has determined that all members of the Nominating Committee are “independent,” as defined by the listing standards of the New York Stock Exchange. The Nominating Committee was established in May 2004 and met on one occasion during fiscal 2015.
The responsibilities of the Nominating Committee are to select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Board for election, or nomination for election by the shareholders, as the case may be. The Committee will consider candidates recommended to the Committee by Independent Trustees of the Funds, officers or employees of any of the Funds' agents or service providers, counsel to the Funds or shareholders of the Funds. In identifying and evaluating candidates for consideration, the Committee will consider such factors as it deems appropriate. These factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on page 1. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.

The Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.
Shareholder Communications
A shareholder who wishes to communicate with the Board of either Fund, a Committee of the Board of either Fund or any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Fund, at the Fund's address appearing on page 1.
The Funds do not have a policy regarding attendance by Board members at annual meetings, and it is not anticipated that any members of the Board will attend the Joint Annual Meeting. No member of the Board attended the annual meeting in 2015.
INDEPENDENT AUDITORS
Ernst & Young LLP has been selected as the independent auditors to audit the financial statements of the Funds for fiscal 2016. Ernst & Young LLP audited the financial statements of the Funds in fiscal 2015. It is not expected that a representative of Ernst & Young LLP will be present at the Joint Annual Meeting to make a statement or respond to appropriate questions.
The following table shows the fees billed by Ernst & Young LLP for the Funds' last two fiscal years for services to each Fund and to the Adviser and its affiliates that provide ongoing services to the Funds:
	Year Ended November 30, 2015				Year Ended November 30, 2014
	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees[1]	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees[1]
Federated Premier Municipal Income Fund	$36,400	$—	$—	$43	$35,000	$—	$—	$15
Federated Premier Intermediate Municipal Income Fund	$36,400	$—	$—	$43	$35,000	$—	$—	$15
Federated Investment Management Company and its affiliates that provide ongoing services to the Funds	N/A	$84[1]	$—	$—	N/A	$—	$—	$—
1	These services consisted of attendance at Audit Committee meeting.
The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.
The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.
AUDIT SERVICES
The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.
TAX SERVICES
The Audit Committee believes that the independent auditor can provide tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.
ALL OTHER SERVICES
With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:
(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the auditor by the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the Funds and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
The Audit Committee may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, and would not impair the independence of the auditor.
The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.
PRE-APPROVAL FEE LEVELS
Pre-approval fee levels for all services to be provided by the independent auditor are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
PROCEDURES
Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.
The percentages of services in the Audit Related Fees, Tax Fees and All Other Fees categories in the table above that were approved by the Audit Committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X were as follows:
Federated Premier Municipal Income Fund:
2015	–	0%
2014	–	0%
Federated Premier Intermediate Municipal Income Fund:
2015	–	0%
2014	–	0%

Federated Investment Management Company and affiliates:
2015	–	0%
2014	–	0%
Non-Audit Fees billed to the Funds, the Funds' investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2015	–	$43,967

Fiscal year ended 2014	–	$72,484
The Funds' Audit Committee has considered whether the auditor's provision of non-audit services that were rendered to the Funds' adviser (and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds) and that were not pre-approved is compatible with maintaining the auditor's independence.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the Investment Company Act of 1940 require that each Fund's Trustees and officers, the Funds' investment adviser and its affiliated persons, and beneficial owners of more than 10% of any class of a Fund's outstanding securities (“Reporting Persons”) file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of securities of a Fund. Based solely upon a review of the copies of such filings and written representations from certain Reporting Persons received by the Funds, the Funds believe that all Reporting Persons have timely made all filings required under Section 16(a) of the Exchange Act regarding ownership of shares of the Funds for the Funds' fiscal year ended November 30, 2015.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2017 ANNUAL MEETING
Shareholder proposals meeting tests contained in the SEC's proxy rules may, under certain conditions, be included in the Fund's proxy statement for a particular annual shareholder meeting. Shareholder proposals intended for inclusion pursuant to Rule 14a-8 under the Exchange Act in a Fund's proxy statement for its 2017 annual meeting of shareholders must be received by the Funds, at the address indicated on page 1 of this Proxy Statement, not later than March 31, 2017. In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act or a shareholder nomination to be considered “timely” under the Fund's by-laws, such proposal or nomination must be received by the Fund no earlier than May 11, 2017 and no later than June 10, 2017 at the address indicated on page 1 of this Proxy Statement. However, if the date of the 2017 annual meeting is more than thirty days before or more than sixty days after the anniversary date of this year's Joint Annual Meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. To be valid, any such proposal or nomination must include all the information specified in the Fund's by-laws and comply with all applicable legal requirements. Timely submission of shareholder proposal or shareholder nomination does not guarantee that such proposal will be included in the Fund's proxy statement or otherwise be eligible for presentation at the shareholder meeting. The Chairman of the Joint Annual Meeting may refuse to acknowledge a nomination or other proposal by a shareholder that is not made in the manner described above.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.
SHAREHOLDERS ARE REQUESTED TO VOTE BY COMPLETING, DATING AND SIGNING
THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
John W. McGonigle
Secretary
July 22, 2016

FEDERATED PREMIER MUNICIPAL INCOME FUND
FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides (so-called “householding”), as permitted by applicable rules. The Funds' “householding” program covers their Semi-Annual and Annual Shareholder Reports and any proxy or information statements. Shareholders must give their written consent to participate in the “householding” program. The Funds are also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to “household” at least sixty (60) days before they begin “householding” and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Funds at 1-800-730-6001 or contact the Funds at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561.

EXHIBIT A
(approved by the Audit Committee on May 10, 2016)
AUDIT COMMITTEE REPORT
The Audit Committee oversees each Fund's financial reporting process on behalf of the Board of Trustees. The Committee operates pursuant to a written charter adopted by the Board. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are “independent” as defined in the listing standards of the New York Stock Exchange.
The Funds' management has the primary responsibility for the preparation, presentation and integrity of the Funds' financial statements and the adequacy of their internal controls. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion based on the audit as to whether each Fund's audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.
In the performance of its oversight function, the Audit Committee has reviewed each Fund's audited financial statements for the year ended November 30, 2015, and has discussed the financial statements with management and with Ernst & Young LLP, the Funds' independent registered public accounting firm for 2015. The Audit Committee has received from the independent registered public accounting firm written disclosures pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, and has discussed those matters with the independent registered public accounting firm. The Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with the independent registered public accounting firm its independence. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm's independence.
Based on the reviews and discussions described above, the Audit Committee recommended that the Board of Trustees authorize the inclusion of each Fund's audited financial statements in the Funds' Annual Report for the fiscal year ended November 30, 2015, filed with the Securities and Exchange Commission.
Respectfully submitted:
Thomas M. O'Neill, Audit Committee Chairman
Maureen Lally-Green, Audit Committee Member
John T. Collins, Audit Committee Member
G. Thomas Hough, Audit Committee Member

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 31423P108
CUSIP 31423P207
CUSIP 31423P405
CUSIP 31423M105
CUSIP 31423M204
CUSIP 31423M402
35225 (7/16)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 4000 Ericsson Drive Warrendale, PA on September 9, 2016

Please detach at perforation before mailing.

FEDERATED PREMIER MUNICIPAL INCOME FUND 4000 ERICSSON DRIVE WARRENDALE, PA 15086-7561	PROXY

COMMON SHARES

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Premier Municipal Income Fund (the “Trust”), hereby designate and appoint Mark R. Thompson, George F. Magera, Edward C. Bartley and Kary Moore, or any one of them, as proxies to act at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on September 9, 2016 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated, this proxy will be voted “For” approval of the Proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED PREMIER MUNICIPAL INCOME FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature (if held jointly)

Date

FMN_27933_062116

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Shareholders Meeting to Be Held on September 9, 2016.
The Proxy Statement for this meeting is available at:
http://www.federatedinvestors.com/FII/daf/pdf/regulatory/proxy/35225.pdf

Please detach at perforation before mailing.

The Board of Trustees recommends that you vote FOR the proposal below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To elect two Class I Trustees of the Fund.
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Nominees:	☐	☐	☐
01. Maureen Lally-Green 02. Thomas M. O’Neill

INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

FMN_27933_062116

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 4000 Ericsson Drive Warrendale, PA on September 9, 2016

Please detach at perforation before mailing.

FEDERATED PREMIER MUNICIPAL INCOME FUND 4000 ERICSSON DRIVE WARRENDALE, PA 15086-7561	PROXY

PREFERRED SHARES

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Premier Municipal Income Fund (the “Trust”), hereby designate and appoint Mark R. Thompson, George F. Magera, Edward C. Bartley and Kary Moore, or any one of them, as proxies to act at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on September 9, 2016 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated, this proxy will be voted “For” approval of the Proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED PREMIER MUNICIPAL INCOME FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature (if held jointly)

Date

FMN_27933_062116-Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Shareholders Meeting to Be Held on September 9, 2016.
The Proxy Statement for this meeting is available at:
http://www.federatedinvestors.com/FII/daf/pdf/regulatory/proxy/35225.pdf

Please detach at perforation before mailing.

The Board of Trustees recommends that you vote FOR the proposal below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To elect two Class I Trustees of the Fund.
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Nominees:	☐	☐	☐
01. Maureen Lally-Green 02. Thomas M. O’Neill

INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

2.	To elect two Trustees of the Fund.
Nominees:
	01. Peter E. Madden 02. John S. Walsh	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

FMN_27933_062216-Pref